MML SERIES INVESTMENT FUND
MML Foreign Fund
(the “Fund”)
Supplement dated September 18, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
The Board of Trustees of the MML Series Investment Fund approved changes to the Fund at its meeting on September 16-17, 2026. The changes described below will take effect on October 1, 2026.
Putnam Investment Management, LLC (“Putnam”) will replace Thompson, Siegel & Walmsley LLC (“TSW”) as subadviser of the Fund.
The following information will replace the information for the Fund found in the section titled Investment Objective (on page 9 of the Prospectus):
The Fund seeks long-term capital growth. Income is a secondary objective.
The following information will replace similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 9 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees(1)	0.78%	0.78%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.84%	1.09%

(1)	Management Fees have been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$86	$268	$466	$1,037
Service Class	$111	$347	$601	$1,329

The following information will replace the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 9 of the Prospectus):
The Fund invests mainly in common stocks of large- and mid-sized companies located outside of the United States, with a focus on value stocks. Value stocks are those that the Fund’s subadviser, Putnam Investment Management, LLC (“Putnam”), believes are undervalued by the market. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the United States, including those in emerging markets. The Fund invests mainly in issuers located in developed markets, but may also invest in issuers located in emerging markets. The Fund may invest in depositary receipts. The Fund may at times have significant exposure to one or more countries, industries, or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund may use derivatives, such as certain foreign currency transactions, futures, options, warrants, and swap contracts, for both hedging and non-hedging purposes. For example, Putnam typically uses foreign currency forward contracts in connection with the Fund’s investments in foreign securities to hedge the Fund's currency exposure. Use of derivatives by the Fund may create investment leverage.
In selecting investments for the Fund to buy or sell, Putnam may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows, and dividends.
The following risk will be added under the heading Principal Risks (beginning on page 10 of the Prospectus):
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
The following risks found under the heading Principal Risks (beginning on page 10 of the Prospectus) will be removed: Growth Company Risk, Convertible Securities Risk, Preferred Stock Risk, and Quantitative Models Risk.
The following sentence will be added to the paragraph under the heading Performance (on page 12 of the Prospectus):
The Fund’s investment objective and investment strategy changed on October 1, 2026. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented.
The following information will replace the information for the Fund found under the heading Subadviser(s) in the section titled Management (on page 12 of the Prospectus):
Subadviser(s): Putnam Investment Management, LLC (“Putnam”)
The following information will replace the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (on page 12 of the Prospectus):
Portfolio Manager(s):
Lauren DeMore, CFA is a Portfolio Manager at Putnam. She has managed the Fund since October 2026.
Darren Jaroch, CFA is a Portfolio Manager at Putnam. He has managed the Fund since October 2026.
The following information will supplement the information found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 117:
Putnam Investment Management, LLC (“Putnam”), located at 100 Federal Street, Boston, Massachusetts 02110, manages the investments of the MML Foreign Fund. Putnam, whose history reaches back to 1937, is an active asset manager providing investment advice to individuals and institutions worldwide through separately managed accounts and pooled investment funds. Putnam is an indirect wholly-owned subsidiary of Franklin Templeton, Inc., a publicly-traded global investment management organization (New York Stock Exchange (“NYSE”): BEN). As of June 30, 2026, Putnam managed approximately $196.66 billion in assets.
Putnam replaced Thompson, Siegel & Walmsley LLC as subadviser of the MML Foreign Fund on October 1, 2026.
Lauren DeMore, CFA

is a portfolio manager of the MML Foreign Fund. Ms. DeMore is a Portfolio Manager at Putnam. She joined Putnam in 2006 and manages Putnam’s U.S. Large Cap Value Equity and Non-U.S. Value Equity strategies. Prior to her current role, Ms. DeMore served as an Assistant Portfolio Manager of Putnam’s U.S. Large Cap Value and Non-U.S. Value Equity strategies and as an Analyst in Putnam’s Equity Research group covering the non-U.S. financials, telecommunications, and utilities sectors. Prior to joining Putnam, she was an Analyst at EnCapital from 2002 to 2006.

Darren Jaroch, CFA

is a portfolio manager of the MML Foreign Fund. Mr. Jaroch is a Portfolio Manager at Putnam. He joined Putnam in 1999 and manages Putnam’s U.S. Large Cap Value Equity and Non-U.S. Value Equity strategies. Prior to his current role, Mr. Jaroch managed global core equity strategies and worked on quantitative models as a member of Putnam’s U.S. Value team. Prior to joining Putnam, he was a Senior Auditor, Client Service, at State Street Bank and Trust Company from 1996 to 1998 and a Research Associate at Abt Associates from 1995 to 1996.
The information regarding TSW found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 122 of the Prospectus will be removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-05
VIPF-26-01